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                                   EXHIBIT 25

                               THE ROUSE COMPANY
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of THE ROUSE COMPANY, a Maryland corporation (the "Company"), hereby constitute and appoint ANTHONY W. DEERING, JEFFREY H. DONAHUE and GORDON H. GLENN, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in any of said agents and attorneys-in-fact (i) to sign for the undersigned and in their respective names as directors of the Company a Registration Statement or Statements of the Company on Form S-8, or any successor or alternative Forms, and any and all amendments or supplements thereto, to be filed from time to time with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and any amendment or amendments to such Form S-8 Registration Statement or Statements, and (ii) to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

Dated: May 11, 2000

                                 /s/ David H. Benson         (SEAL)
                                 -------------------         ------
                                 David H. Benson

                                 /s/ Jeremiah E. Casey       (SEAL)
                                 ---------------------       ------
                                 Jeremiah E. Casey

                                 /s/ Platt W. Davis, III     (SEAL)
                                 -----------------------     ------
                                 Platt W. Davis, III
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                                 /s/ Mathias J. DeVito  (SEAL)
                                 ---------------------  ------
                                 Mathias J. DeVito

                                 /s/ Anthony W. Deering (SEAL)
                                 ---------------------  ------
                                 Anthony W. Deering

                                 /s/ Rohit M. Desai     (SEAL)
                                 ---------------------  ------
                                 Rohit M. Desai

                                 /s/ Juanita T. James   (SEAL)
                                 ---------------------  ------
                                 Juanita T. James

                                 /s/ Thomas J. McHugh   (SEAL)
                                 ---------------------  ------
                                 Thomas J. McHugh

                                 /s/ Hanne M. Merriman  (SEAL)
                                 ---------------------  ------
                                 Hanne M. Merriman

                                 /s/ Roger W. Schipke   (SEAL)
                                 ---------------------  ------
                                 Roger W. Schipke

                                 /s/ Gerard J. M. Vlak  (SEAL)
                                 ---------------------  ------
                                 Gerard J. M. Vlak